CONSENT OF INDEPENDENT ACCOUNTANTS
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     We consent to the inclusion in Post-Effective Amendment No. 12 to the Registration Statement of Rydex Advisor Variable Annuity Account (the "Account") on Form N-4 (File Nos. 333-03093 and 811-07615) of:

(1) Our report dated February 24, 1999, on our audits of the financial statements of the Account; and

(2) Our report dated March 30, 1999, on our audits of the financial statements of Conseco Variable Insurance Company.

We also consent to the reference to our Firm under the caption "Independent Accountants".




                                                   /s/PricewaterhouseCoopers LLP
                                                      PricewaterhouseCoopers LLP


Indianapolis, Indiana
April 23, 1999